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                                                      Exhibit 99-B(j)


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in the Registration Statement on Form N-1A of SEI
Institutional Managed Trust.

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
November 12, 2003